EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

        This First Amendment to Credit Agreement (the “Amendment”) is made and entered into this 7th day of February, 2005, by and between BANK OF THE WEST (the “Bank”) and THE CHEESECAKE FACTORY INCORPORATED (the “Borrower”) with respect to the following:

        This Amendment shall be deemed to be a part of and subject to that certain Credit Agreement dated as of December 30, 2003 as it may be amended from time to time, and any and all addenda and riders thereto (collectively the “Agreement”). Unless otherwise defined herein, all terms used in this Amendment shall have the same meanings as in the Agreement. To the extent that any of the terms or provisions of this Amendment conflict with those contained in the Agreement, the terms and provisions contained herein shall control.

        WHEREAS, the Borrower and the Bank mutually desire to extend and/or modify the Agreement.

        NOW THEREFORE, for value received and hereby acknowledged, the Borrower and the Bank agree as follows:

                 1. Extension of Expiration Date. The date provided for in the definition of Expiration Date in Section 1.1.11of the Agreement shall be extended to December 31, 2006.

                 2. Representations and Warranties. The Borrower hereby reaffirms the representations and warranties contained in the Agreement and represents that no event, which with notice or lapse of time, could become an Event of Default, has occurred or is continuing.

                 3. Confirmation of Other Terms and Conditions of the Agreement. Except as specifically provided in this Amendment, all other terms, conditions and covenants of the Agreement unaffected by this Amendment shall remain unchanged and shall continue in full force and effect and the Borrower hereby covenants and agrees to perform and observe all terms, covenants and agreements provided for in the Agreement, as hereby amended.

                 4. Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of California to which jurisdiction the parties hereto hereby consent and submit.

                 5. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first hereinabove written.

BANK: BANK OF THE WEST By: ———————————————— Jason Horstman, Vice President Name/Title	BORROWER: THE CHEESECAKE FACTORY INCORPORATED By: ———————————————— Michael Dixon, Chief Financial Officer Name/Title

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